UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                            MAY 9, 2005 (MAY 2, 2005)
                Date of Report (Date of earliest event reported)

                                UTIX GROUP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-24015                 75-2340624
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                          7 NEW ENGLAND EXECUTIVE PARK
                              BURLINGTON, MA 01803

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (781) 229-2589




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Utix's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; the commercial viability of our retail gift card platform and offerings; availability, terms and deployment of capital; ability to grow successfully the corporate business; and availability of qualified personnel. Risk factors, cautionary statements and other conditions which could cause Utix's actual results to differ from management's current expectations are contained in Utix's filings with the Securities and Exchange Commission. Utix undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 2, 2005, Utix Group, Inc. ("Utix") issued the press release attached to this Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Utix under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Press Release issued by Utix, Inc., dated May 2, 2005, entitled "Utix Group CEO Issues Operational Update".

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UTIX GROUP, INC.

                                   By: /s/ Anthony G. Roth
                                       -------------------
                                       Anthony G. Roth, Chief Executive Officer

May 9, 2005

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

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1 Press Release Issued by Utix Group, Inc., dated May2, 2005, entitled "Utix Group CEO Issues Operational Update"




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